Transactions with Related Parties	12 Months Ended
Dec. 31, 2018
Transactions with Related Parties [Abstract]
Transactions with Related Parties

2.Transactions with Related Parties

The following amounts were charged by related parties for services rendered:

	2018	2017	2016
Tsakos Shipping and Trading S.A. (commissions)	6,580	6,532	5,989
Tsakos Energy Management Limited (management fees)	20,169	19,480	16,935
Tsakos Columbia Shipmanagement S.A. (special charges)	2,389	1,518	2,136
Argosy Insurance Company Limited (insurance premiums)	9,799	10,199	9,036
AirMania Travel S.A. (travel services)	5,345	5,404	4,866

Total expenses with related parties	44,282	43,133	38,962

Balances due from and due to related parties are as follows:

	December 31,
	2018	2017
Due from related parties
Tsakos Columbia Shipmanagement S.A.	20,923	14,210

Total due from related parties	20,923	14,210

Due to related parties
Tsakos Energy Management Limited	114	728
Tsakos Shipping and Trading S.A.	520	313
Argosy Insurance Company Limited	3,387	5,947
AirMania Travel S.A.	345	454

Total due to related parties	4,366	7,442

There was also, at December 31, 2018, an amount of $327 ($125 at December 31, 2017) due to Tsakos Shipping and Trading S.A. and $nil ($68 at December 31, 2017) due to Argosy Insurance Company Limited, included in accrued liabilities, which relate to services rendered by these related parties, but not yet invoiced.

(a)      Tsakos Energy Management Limited (the “Management Company”): The Holding Company has a Management Agreement (“Management Agreement”) with the Management Company, a Liberian corporation, to provide overall executive and commercial management of its affairs for a monthly fee, which may be adjusted per the Management Agreement of March 8, 2007, effective from January 1, 2008, at the beginning of each year, in accordance with the terms of the Management Agreement, if both parties agree. In 2018, 2017 and 2016, the monthly fees for operating conventional vessels were $27.5, and $20.4 for vessels chartered  in or chartered out on a bare-boat basis or for vessels under construction, $35.0 for the DP2 shuttle tankers, while the monthly fees for LNG carriers amounted to $36.9, $36.3 and $35.8, respectively. From the above fees, fees are also paid to third-party manager for the LNG carriers, Maria Energy and Neo Energy, the suezmax Eurochampion 2004, the aframaxes Maria Princess and Sapporo Princess, the VLCCs Ulysses, Hercules I and VLCC Millennium until April 11, 2018.

In addition to the Management fee, the Management Agreement provides for an incentive award to the Management Company, which is at the absolute discretion of the Holding Company’s Board of Directors. In 2018, 2017 and 2016, an award of $200, $575 and $2,575 respectively, was granted to the Management Company and is included in the General and Administrative expenses in the accompanying Consolidated Statement of Comprehensive (loss) income. In addition, a special award of $750 and $575 were paid to the Management Company in relation to capital raising offerings in 2018 and 2017, respectively. These awards relating to offerings have been included as a deduction of additional paid in capital in the accompanying consolidated financial statements.

The Holding Company and the Management Company have certain officers and directors in common. The President, who is also the Chief Executive Officer and a Director of the Holding Company, is also the sole stockholder of the Management Company. The Management Company may unilaterally terminate its Management Agreement with the Holding Company at any time upon one year’s notice. In addition, if even one director is elected to the Holding Company without the recommendation of the existing Board of Directors, the Holding Company would be obligated to pay the Management Company an amount calculated in accordance with the terms of the Management Agreement. Under the terms of the Management Agreement between the Holding Company and the Management Company, the Holding Company may terminate the Management Agreement only under specific circumstances, without the prior approval of the Holding Company’s Board of Directors.

Estimated future management fees payable over the next ten years under the Management Agreement, exclusive of any incentive awards and based on existing vessels and known vessels scheduled for future delivery as at December 31, 2018, are:

Year	Amount
2019	20,589
2020	20,760
2021	20,760
2022	20,760
2023	20,760
2024 to 2028	90,655

194,284

Management fees for vessels are included in the General and Administrative Expenses in the accompanying Consolidated Statements of Comprehensive (Loss) Income. Also, under the terms of the Management Agreement, the Management Company provides supervisory services for the construction of new vessels for a monthly fee of $20.4 in 2018, 2017 and 2016. These fees in total amounted to $245, $590 and $3,016 for 2018, 2017 and 2016, respectively, and are either accounted for as part of construction costs for delivered vessels or are included in Advances for vessels under construction.

(b)     Tsakos Columbia Shipmanagement S.A. (“TCM”): The Management Company appointed TCM to provide technical management to the Company’s vessels from July 1, 2010. TCM is owned jointly and in equal part by related party interests and by a private German Group. TCM, with the consent of the Holding Company, may subcontract all or part of the technical management of any vessel to an alternative unrelated technical manager.

Effective July 1, 2010, the Management Company, at its own expense, pays technical management fees to TCM, and the Company bears and pays directly to TCM most of its operating expenses, including repairs and maintenance, provisioning and crewing of the Company’s vessels, as well as certain charges which are capitalized or deferred, including reimbursement of the costs of TCM personnel sent overseas to supervise repairs and perform inspections on the Company’s vessels.

TCM has a 25% share in a manning agency, located in the Philippines, named TCM Tsakos Maritime Philippines (TMPI), which provides crew to certain of the Company’s vessels. The Company has no control or ownership directly in TCM Tsakos Maritime Philippines, nor had any direct transactions to date with the agency.

(c)     Tsakos Shipping and Trading S.A. (“Tsakos Shipping”): Tsakos Shipping provides chartering services for the Company’s vessels by communicating with third party brokers to solicit research and propose charters. For this service, the Company pays Tsakos Shipping a chartering commission of approximately 1.25% on all freights, hires and demurrages. Such commissions are included in Voyage expenses in the accompanying Consolidated Statements of Comprehensive (Loss) Income. Tsakos Shipping also provides sale and purchase of vessels brokerage service. In 2018, the VLCC tanker Millennium was sold and for this service, Tsakos Shipping charged a brokerage commission of $0.1 million which was 0.5% of the sale price of the vessel. Tsakos Shipping may also charge a fee of $200 (or such other sum as may be agreed) on delivery of each newbuilding vessel in payment for the cost of design and supervision of the newbuilding by Tsakos Shipping. In 2018 and 2016, no such fee was charged. In 2017, $3.1 million in aggregate was charged for supervision fees on fifteen vessels which were delivered between May 2016 and October 2017. All commissions are paid in the ordinary course of the Company’s business and at terms standard to industry practice.

Certain members of the Tsakos family are involved in the decision-making processes of Tsakos Shipping and of the Management Company and are also shareholders of the Holding Company.

(d)     Argosy Insurance Company Limited (“Argosy”): The Company places its hull and machinery insurance, increased value insurance, war risk insurance and certain other insurance through Argosy, a captive insurance company affiliated with Tsakos Shipping.

(e)     AirMania Travel S.A. (“AirMania”): Apart from third-party agents, the Company also uses an affiliated company, AirMania, for travel services.